EXHIBIT 10.11


                         COMMON STOCK PURCHASE AGREEMENT


      THIS COMMON STOCK PURCHASE AGREEMENT AND SHAREHOLDERS' AGREEMENT (the "Agreement,") is made as of the 16th day of April, 1997, by and among Applied Photonics Technology. Inc., a California Corporation, ("APT"), and TeleVideo, Inc., a Delaware Corporation ("Investor").

      THE PARTIES HEREBY AGREE AS FOLLOWS:

1. PURCHASE AND SALE OF STOCK AND WARRANT.

      1.1. SALE AND ISSUANCE OF COMMON STOCK AND WARRANT. Subject to the terms and conditions of this Agreement, Investor shall purchase at Closing (as defined below) the following securities of APT:

            (a) Stock: In consideration for cash payment of Three Million Dollars ($3,000,000) by Investor, APT shall issue to Investor thirty percent (30%) of APT's issued and outstanding Common Stock, (the "Common Stock"). Schedule for the payment of $3,000,000 by Investor is as follows: $2,000,000 on the day of the Closing defined herein; the remaining $1,000,000, ninty (90) days after closing.

      1.2 CLOSING. A Closing for the sale of shares of Common Stock shall occur on or before April 16, 1997. INVESTOR WILL TENDER A CHECK FOR THE AGREED SUM, MADE PAYABLE TO APPLIED PHOTONICS TECHNOLOGY, INC. INVESTOR UNDERSTANDS THAT HE WILL RECEIVE THE SHARE CERTIFICATE AS SOON AS THE FUNDS HAVE CLEARED. The Closing shall take place at Lee Technology, Inc.'s principal place of business, 900 Hansen Way, Palo Alto, California.

2. REPRESENTATIONS AND WARRANTIES OF APT. APT hereby represents and warrant to the Investor that:

      2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. APT is a corporation duly organized, validly existing and in good standing under the laws of California and has all requisite corporate power and authority to carry on its business as now conducted and substantially as proposed to be conducted in the Business Plan, heretofore furnished to the Investor ("Business Plan"). Investor understands that APT is in the process of obtaining but does not yet have a binding contract with the Pennsylvania Turnpike Authority. APT is in the process of negotiating but has not consummated other binding investment agreements with Lee Technology and others. APT is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.






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

      2.2   CAPITALIZATION AND VOTING RIGHTS.

            (a) The authorized capital of APT consists of no shares of Preferred Stock and 20,000,000 shares of Common Stock, of which 5,593,800 shares are issued and outstanding. The outstanding shares of Common Stock are all and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act"), and any relevant foreign and state securities laws or pursuant to valid exemptions therefrom.

            (b) Except for options representing an aggregate of 1,000,000 shares issuable in the future in consideration of contributions by key employees and certain consultants of APT and TeleVideo to receive equal to 30% of all issued and outstanding options as of closing date. (to be determined amongst them selves), there are no outstanding options, warrants, rights (including conversion or preemptive rights) understandings, set-asides, or agreements for the purchase or acquisition from APT of any shares of capital stock. APT is not a party nor subject to any agreement or understanding, and, to the best of APT's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of APT.

      2.3 SUBSIDIARIES. APT does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. APT is not a participation in any joint venture, partnership, or similar arrangement.

      2.4 AUTHORIZATION. The corporate action on the part of APT, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of APT hereunder and the authorization, issuance, sale and delivery of the Common, Stock being sold hereunder has been taken or will be taken prior to the Closing and this Agreement constitutes the valid and legally binding obligation of APT, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

      2.5 VALID ISSUANCE OF COMMON STOCK. The Common Stock that is being purchased by Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.










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

      2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, foreign or local governmental authority on the part of APT is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 251020 of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected as required by law.

      2.7 OFFERING. Subject in part to the truth and accuracy "Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Common Stock as contemplated by this Agreement are exempt from the registration requirements of the Act. and neither APT nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

      2.8 LITIGATION. There is no action, suit, proceeding or investigation pending or currently threatened against APT that questions the validity of this Agreement, or the right of APT to enter into this Agreement, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of APT., financially or otherwise, or any change in the current equity ownership of APT, nor is APT aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefore known to APT involving the prior employment of any of APT's employees, their use in connection with APT's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

      2.9 PROPRIETARY INFORMATION AGREEMENTS, As and when appropriate, each employee, officer and consultant of APT will promptly execute a Confidentiality and Non-Disclosure Agreement in a form reasonably acceptable to APT that requires such person to maintain the confidentiality of the proprietary information of APT and provides that inventions developed by such person shall be assigned to APT. APT, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof, and APT will we its best efforts to Prevent any such violation.

      2.10 PATENTS AND TRADEMARKS. APT has sufficient title and ownership of all patents, trademarks, service marks, trade names, secrets, information, proprietary rights and processes necessary for its business as now conducted and proposed to be conducted as described in the Business Plan. Neither the execution nor delivery of this Agreement, nor the carrying on of APT's business by the employees of APT nor the conduct of APT's business as proposed, will, to the best of APT's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.








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

      2.11  COMPLIANCE WITH OTHER INSTRUMENTS.

            (a) APT is not in violation or default in any material respect of any provisions of its Articles of Incorporation or Bylaws, or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of their knowledge, any provision of any federal or state statute, rule or regulation applicable to APT. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of APT or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to APT, its business or operations of any of its assets or properties.

            (b) APT has avoided every condition, and has not performed any act, the occurrence of which would result in APT's loss of any right granted under any license, distribution or other agreement.

      2.12 RELATED PARTY TRANSACTIONS. No employee, officer, or director of APT or member of his or her immediate family is indebted to APT for money borrowed, nor is APT indebted (or committed to make loans or extend or guarantee credit) to any of them for money borrowed, except expenses incurred but not reimbursed as of the date hereof.

      2.13 PERMITS. APT has all governmental and regulatory franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it the lack of which could materially and adversely affect the business, properties, prospects, or financial condition, of APT, and APT believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. APT is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

      2.14 DISCLOSURE. APT has fully provided the investor with all the information that the Investor has requested for deciding whether to purchase the Common Stock and all information about APT that APT believes it reasonably necessary to enable such Investor to make such decision. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a
material  fact  necessary  to  make  that  statements   herein  or  therein  not
misleading.

      2.15 BUSINESS PLAN. The Business Plan previously delivered to the Investor has been prepared in good faith by APT and does not contain any untrue statement of a material fact nor, to the best of APT's knowledge, does it omit to state a material fact necessary to make the statements made therein not misleading, except that with respect to projections contained in the Business Plan, APT represents only that such projections were prepared in good faith and that APT reasonably believes there it a reasonable basis for such projections.





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

      2.16 TITLE TO PROPERTY AND ASSETS. APT owns its property and assets free and clear of all, mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair APT's ownership or use of such property or assets. With respect to the property and assets it leases, APT is in compliance with such leases and to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

      2.17 FINANCIAL STATEMENTS. The financial statements separately provided to Investor dated February 28, 1997 (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that the Financial Statements do not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of APT as of the dates, and for the periods, indicated therein. APT will maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

      2.18 TAX RETURNS, PAYMENTS AND ELECTIONS. APT has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. APT has paid all taxes and other assessments due, except those contested by it in good faith.

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. The Investor hereby represents and warrants that:

      3.1 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Investor in reliance upon the Investor's representation to APT, which by the Investor' s execution of this agreement the Investor hereby confirms, that the Common Stock to be received by the Investor will be acquired for investment for the Investor's own account not as a nominee or agent, and not with a view to the resale or distribution or any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any shares of the Common Stock to be sold to the investor hereunder.

      3.2 DISCLOSURE OF INFORMATION. The Investor believes it has reviewed all the information it considers necessary or appropriate for deciding whether to purchase Common Stock. The Investor further represents that it has had an opportunity ask questions and receive answers from APT regarding the terms and conditions of the offering of the Common Stock and the business, properties, prospects and financial condition of APT. The Investor acknowledges that APT has










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

limited financial or operating history and that the Common Stock represents a speculative investment which involves a high degree of risk of loss by the Investor of its entire investment in APT. The foregoing, however, does not limit or modify the representations and warranties of APT in Section 2 of this Agreement or the right of the Investor to rely thereon.

      3.3 INVESTMENT EXPERIENCE. The Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock.

      3.4 RESTRICTED SECURITIES. The Investor understands that the Common Stock it is purchasing is characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from APT in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed hereby and by the Act.

      3.5 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Common Stock unless and until the transferee has agreed to be bound by this Section 3, provided and to the extent this section and such agreement are then applicable, and:

            (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

            (b) (i) The investor shall have notified APT that issued such shares of Common Stock shares of Common Stock of the proposed disposition and shall have furnished APT with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by APT, the Investor shall have furnished APT with an opinion of counsel, reasonably satisfactory to APT that such disposition will not require registration of such shares under the Act. It is agreed that APT will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

            (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Investor to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to tire siblings, lineal descendants or ancestors of such partner or his or her spouse, if the








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

transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the original Investor hereunder.

      3.6 LEGENDS. It is understood that the certificates evidencing the Common Stock may bear one or all of the following legends:

            (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

            (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

4. CALIFORNIA COMMISSIONER OF CORPORATIONS.

      4.1 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT: OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

5. CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions.

      5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of APT contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

      5.2   PERFORMANCE.   APT  shall  have  performed  and  complied  with  all
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

      5.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any









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

state or foreign jurisdiction that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

      5.5 BYLAWS. The bylaws of APT shall be amended forthwith to provide that its Board of Directors shall consist of five persons:

                  4 Seats:    Current Board
                  1 Seat:     Dr. K. Philip Hwang

6. CONDITIONS OF APT'S OBLIGATIONS AT CLOSING. The obligations of APT to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investor:

      6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

      6.2 PAYMENT OF PURCHASE PRICE. The Investor shall have delivered the Purchase Price in accordance with Section 1.2.

      6.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state or foreign jurisdiction that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

7. COVENANTS OF APT.

      7.1 DELIVERY OF FINANCIAL STATEMENTS. APT shall deliver to the investor, as soon as practicable, but in any event concurrently with providing such information to the Board of Directors of APT, all information relating to the financial condition, business, properties and corporate affairs of APT, including, without limitation, far each period prepared, an income statement, balance sheet and statement of shareholders' equity of APT and each schedule as to the sources and applications of funds of APT.

      7.2 INSPECTION. APT: shall permit the investor, at the Investor's expense, to visit and inspect APT's properties, to examine its books of account and records and to discuss APT's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that APT shall not be obligated pursuant to this Section 7.2 to provide information which it deems in good faith to be a trade secret or similar confidential information.












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

      7.3 NEGATIVE COVENANTS. APT shall not, without the prior written consent of a majority of the Board of Directors:

            (a) Make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by APT;

            (b) Make, or permit any subsidiary to make, any loan or advance to any person, including, without limitation, any employee or director of APT or any subsidiary, except advances and similar expenditures in the ordinary course of business;

            (c) Guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of APT or any subsidiary arising in the ordinary course of business;

            (d) Merge with or into or consolidate with any other corporation, or sell, lease, or otherwise dispose of all or substantially all of its properties or assets;

            (e) Incur any indebtedness in excess of $500,000, other than normal financing of accounts receivable;

            (f) Authorize or issue, or obligate itself to authorize or issue any equity security, including any security convertible into or exercisable for any equity security, except (i) options and reservations referred to in Section 2 hereof.

            (g) redeem, repurchase or otherwise acquire: any shares of its Common Stock; or

            (h) enter into or obligate itself to enter into any agreement or arrangement between APT and any corporation or other entity in which one or more of its officers or directors has a material financial interest.

      7.4 CASH BONUSES. Except as set forth in this Section 7.6, APT shall pay to any employee, consultant or other person or entity providing services to APT any compensation whatsoever, other than salaries and customary and reasonable bonuses payable in accordance with normal and customary policies and procedures of APT.

      7.5 REINCORPORATION. At any time deemed advisable by APT's Board of Directors, the undersigned will support the reincorporation of APT in either Nevada or Delaware.

      7.6 BOARD OF DIRECTORS. Upon Closing, the Board of Directors shall consist of five members.

      7.7 OFFICERS. The officers of APT shall, until further determination of the Board of Directors of APT, be:








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

                   President:                          Charles Antony
                   Vice President/Engineering:         Robert Young
                   Chief Financial Officer:            Michael Blas

      7.8 REGISTRATION RIGHTS. All of the undersigned shall possess equal rights with respect to future registration of APT's securities, if any.


      7.9 RELATED PARTY TRANSACTIONS. The undersigned acknowledge that there will be various conflicts of interest arising from previous agreements and existing relationships between or among 1)T & M Investors, 2) Donald S. Williams, its Managing Partner, and 3) Charles Antony, a founding shareholder. In addition, Donald S. Williams and Charles Antony own licenses which may be utilized by APT in their various products. Due to these relationships, any transactions entered into among these parties may be utilized by APT in their various products. Due to these relationships, any transactions entered into among these parties may be entered into without the benefit of arms'-length bargaining and could involve potential conflicts of interest.

8. NO AGREEMENT TO RETAIN STATUS

Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of APT to retain the undersigned in his or her status as an employee, officer or director of or consultant to APT for any specific period of time.

9. MARKET STANDOFF AGREEMENT

The undersigned agree in connection with any registration of APT's securities that, upon the request of APT or the underwriters managing any public offering of APT's securities, no securities of APT of any type, kind or category affected by this Agreement may be sold or otherwise transferred without the prior written consent of APT or such underwriters, as the case may be, for a period of time (not to exceed 180 days) from the effective date of such registration as APT or the underwriters may specify.

10. TAX ELECTIONS

All signatories hereto acknowledge that they have considered the advisability of all tax elections in connection with the purchase of the shares hereunder and the execution and delivery of this Agreement including the making of an election under section 83(b) of the Internal Revenue Code of 1986, as amended, and any similar elections under California or applicable state law, and that APT has no responsibility for the making of any such election.












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

11. MISCELLANEOUS

      11.1 NOTICES. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified as set forth below such party's signature or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

      11.2  SUCCESSORS   AND  ASSIGNS.   This   Agreement  and  the  rights  and
obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

      11.3 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      11.4 AMENDMENTS AND WAIVERS. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by duly authorized representatives of a majority of the 'Board of Directors. Any party may waive its individual rights hereunder, which shall be effective only if evidenced by a written instrument executed by a duly authorized representative of such party. In no event shall such waiver of any rights hereunder constitute the waiver of such rights in any future instance unless the waiver so specifics in writing.

      11.5 GOVERNING LAW. This Agreement is being executed and delivered and is intended to be performed in, and shall be governed by and construed in accordance with, the laws of the State of California.

      11.6 BEST EFFORTS. APT agrees to use its best efforts to enforce the terms of this Agreement, to inform shareholders of any known breach hereof and to assist all shareholders in the exercise of their rights and performance of their obligations hereof.

      11.7 DISPUTE RESOLUTION AND ATTORNEYS' FEES. With the exception of those matters described in Sections 9 and 10, all disputes arising out of or related to the subject matter hereof shall be submitted to mediation or, failing in resolution thereby, to final and binding arbitration before, Judicial Arbitration and Mediation Services ("JAMS"). San Francisco. If a hearing officer acceptable to all parties is not selected within seven (7) days of submission of the matter, the Executive Director of JAMS shall make the selection. The arbitration award shall include an allocation of filing charges, hearing officer charges, transcripts, expert witness fees, and other costs of suit. If any party shall bring an action of any type, in law or equity, whether in court or before








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

JAMS, against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to an award of reasonable attorneys" fees.

      11.8 ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties pertaining to its subject matter and supersedes all prior or contemporaneous written or oral agreements and understandings of the parries, either express or implied.

      11.9 SURVIVAL OF WARRANTIES. All warranties expressed herein shall survive the execution and performance of this Agreement.

      11.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original but all of which together shall constitute one instrument.

12. EXCLUSIVE RIGHT TO INVESTOR

It is further agreed that Investor shall have the exclusive right to sell and market the finished electronic billboard product throughout Asia.

13. UNLESS THE PARTIES HERETO AGREE TO IN WRITING, Investor shall hold, so long as Investor remains as a shareholder of APT and until completion of first beta site, at least thirty percent (30%) of the voting common shares of APT.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year indicated above:

"APT"                                     "INVESTOR"

Applied Photonics Technology, Inc.        Televideo, Inc.
a California corporation                  a Delaware corporation


By:  /s/ Charles F. Antony                By:  /s/ K. Philip Hwang
   --------------------------------       ------------------------------
       Charles F. Antony                         K. Philip Hwang
       President / CEO                           Chairman & CEO

Address:  900 Hansen Way                  Address:  2345 Harris Way
          Palo Alto, CA                             San Jose, CA 95131

Date:     April 16, 1997                  Date:     April 16, 1997






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